Exhibit 10.11

ASSIGNMENT

WHEREAS, we, _______________________________ (hereinafter “ASSIGNOR”), have invented, and are the joint owners of, __________________________ having certain novel features and various configurations disclosed and claimed in United States patent application _________________________ filed ______________, referred to as the “the Application”; and

WHEREAS, Electromed, Inc. (hereinafter “ASSIGNEE”), a corporation organized and existing under and by virtue of the laws of the State of Minnesota, and having its principal place of business at 502 Sixth Avenue NW, New Prague, Minnesota, is desirous of acquiring the entire interest in the invention and the Application and in any improvements thereto;

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR by these presents does sell, assign and transfer unto ASSIGNEE, its successors, assigns and legal representatives, the full and exclusive right to the invention as described in the aforesaid Application and to any and all patents, registrations, and the like, resulting from the Application, in the United States and all foreign countries, together with the right of priority under the International Convention for the Protection of Industrial Property, Inter-American Convention Relating to Patents, Designs and Industrial Models, and any other international agreements to which the United States adheres, and hereby authorize and request the Commissioner for Patents to issue to ASSIGNEE Letters Patent on the pending Application for the sole use and benefit of ASSIGNEE, its successors, assigns and legal representatives,

AND HEREBY AGREES to transfer a like interest upon request of ASSIGNEE, its successors, assigns and legal representatives, and without further remuneration, in and to any improvements and applications for patents based thereon, growing out of or relating to the invention; and to provide all reasonable assistance and execute any papers deemed essential by ASSIGNEE, its successors, assigns and legal representatives, to ASSIGNEE’s full protection and title to the invention hereby transferred,

AGREEING, FURTHERMORE, upon request of ASSIGNEE, and without further remuneration, to execute any and all papers desired by ASSIGNEE for the filing and granting of foreign applications and the perfecting of title thereto in ASSIGNEE.

EXECUTED this _____ day of __________________________________________.

Schedule of Patent Assignments

Assignment of Patent Application #11/906,793 from Lonnie J. Helgeson and Michael W. Larson.

Assignment of Patent #5,453,081 from Craig N. Hansen.

Assignment of Patent Application #08/471,620 from Craig N. Hansen, issued as Patent #5,569,170

Assignment of Patent Applications #60/077,707 and #09/267,593 from Craig N. Hansen and George E. McNamara, issued as Paten #6,254,556.

Assignment of Patent Application #09/904,440 from Craig N. Hansen, issued as Patent #6,547,749.

Assignment of Patent Application #09/902,471 from Craig N. Hansen and Lonnie J. Helgeson, issued as Patent #6,676,614.

Assignment of Patent Applications #10/646,357 and #11/100,778 from Craig N. Hansen and Lonnie J. Helgeson, issued as Patents #7,278,978 and #7,374,550.

Assignment of Patent Application #11/089,862 from Craig N. Hansen, Paul C. Cross, and Lonnie J. Helgeson, issued as Patent #7,537,575.

Assignment of Patent Application #11/397,311 from Craig N. Hansen, Paul C. Cross, and Lonnie J. Helgeson, issued as Patent #7,736,324.

Assignment of Patent Application #11/977,201 (which was a division of Patent Application #11/089,862) from Craig N. Hansen, Paul C. Cross, and Lonnie J. Helgeson, issued as Patent #7,770,479.

Assignment of Patent #D456,591 from Craig N. Hansen.

Assignment of Patent Application #29/144,377 from Craig N. Hansen and Lonnie J. Helgeson, issued as Patent #D461,897

Assignment of Patent Application #29/144,474 from Craig N. Hansen and Lonnie J. Helgeson, issued as Patent #D469,876.

Assignment of Patent Application #29/158,646 from Craig N. Hansen and Lonnie J. Helgeson, issued as Patent #D478,989.

Assignment of Patent Application #29/270,161 from Lonnie J. Helgeson and Michael W. Larson, issued as Patent #D547,718.

Assignment of Patent #D585,991 from Lonnie J. Helgeson and Michael W. Larson.